Exhibit 10.11

EQUITY SUBSCRIPTION AGREEMENT

This Equity Subscription Agreement (this “Agreement”) is made by and between the undersigned investor (the “Investor”) and Clip Interactive, LLC, a Colorado limited liability company (“Clip” or the “Company”).

SUBSCRIPTION AGREEMENT

1. Subscription; Corporate Conversion; Payment of Purchase Price.

Subject to the terms and conditions hereinafter set forth in this Agreement, the Investor hereby irrevocably agrees to purchase the number of Series 1 Common Shares at the purchase price per Series 1 Common Share as set forth on Investor’s signature page hereto. Such subscription shall become effective immediately prior to the corporate conversion (the “Corporate Conversion”) of the Company into Auddia Inc., a Delaware corporation (the “Corporation”).

Upon the effectiveness of the Corporate Conversion, the Series 1 Common Shares subscribed for shall (pursuant to the terms of the Corporate Conversion) be automatically converted into and exchanged for 1,000,000 newly issued shares of the Corporation’s Common Stock.

The purchase price of $4,000,000 shall be paid by the Investor in the form of any legally valid consideration mutually acceptable to the parties, including payments made by Investor in order to reduce outstanding indebtedness of the Company.

2. Representations and Warranties of the Investor.

The Investor, in order to induce Clip to accept the Investor’s offer to purchase Series 1 Common Shares, hereby represents and warrants to Clip as follows:

(a)	Investor Bears Economic Risk. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Clip so that it is capable of evaluating the merits and risks of its investment in Clip and has the capacity to protect its own interests. The Investor can bear the economic risk of this investment indefinitely unless the Series 1 Common Shares are registered pursuant to the Securities Act of 1933 (the “Securities Act”), or an exemption from registration is available.

(b)	No Representations. The Investor acknowledges and agrees that Clip has not made any other representations or warranties to the Investor with respect to Clip except as contained in this Agreement and has not provided any investment advice to Investor.

(c)	Acquisition for Own Account. The Investor is acquiring the Series 1 Common Shares for the Investor’s own account for investment only, and not with a view towards their distribution. The Investor will not dispose of all or any part of the Series 1 Common Shares except in compliance with all applicable securities laws and with the terms and conditions of the LLC Agreement and this Agreement.

(d)	No Need for Liquidity. The Investor represents that the Investor (i) has adequate means of providing for the Investor’s current financial needs and possible contingencies, and has no need for liquidity of an investment in the Series 1 Common Shares; (ii) can (A) afford to hold the Series 1 Common Shares for an indefinite period of time and (B) sustain a complete loss of the entire amount of the investment in the Series 1 Common Shares; and (iii) has not made an overall commitment to unmarketable or illiquid investments that are disproportionate so as to cause the Investor’s overall financial commitment to become excessive.

(e)	Company Information. The Investor has had an opportunity to discuss Clip’s business, management and financial affairs with directors, officers and management of Clip and has had the opportunity to review Clip’s operations and facilities. The Investor has also had the opportunity to ask questions of and receive answers from, Clip and its management regarding the terms and conditions of this investment.

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(f)	Private Placement. The Investor acknowledges that the Series 1 Common Shares have not been registered under the Securities Act or under any state securities law, in reliance on an exemption therefrom. The Investor further understands that the Investor is purchasing the Series 1 Common Shares without being furnished any prospectus setting forth all of the information that would be required in connection with a registered securities offering. The Investor acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal securities regulators. Any representation to the contrary is a criminal offense.
(g)	Rule 144. The Investor acknowledges and agrees that the Series 1 Common Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about Clip and the resale occurring following the required holding period under Rule 144.

(h)	Residence. The Investor resides in the State of Colorado.

(i)	Transfer Restrictions. The Investor will not sell, transfer, pledge or otherwise dispose of or encumber all or any part of the Series 1 Common Shares except pursuant to the rules and regulations under applicable securities laws and pursuant to the terms of the LLC Agreement. Prior to any such sale, transfer, pledge, disposition or encumbrance, the Investor will furnish Clip with an opinion of counsel satisfactory to Clip in form and substance that registration under applicable securities laws is not required.

(j)	Accredited Investor. The Investor represents and warrants to Clip that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(k)	The Investor hereby agrees that, in the event Clip issues certificates evidencing the Series 1 Common Shares, Clip may insert the following or similar legend on such certificates:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (2) THE ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. IN ADDITION, THESE SECURITIES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE ISSUER’S LIMITED LIABILITY COMPANY AGREEMENT.”

The Investor also authorizes Clip to place upon any certificates evidencing the Series 1 Common Shares any restrictive legends required by applicable securities laws.

The Investor certifies that each of the foregoing representations and warranties set forth in subsections (a) through (k) of this Section 3 is true as of the date executed and delivered by the Investor and as of acceptance of the subscription by Clip, and acknowledges that, to the extent Clip deems reasonable, it will rely on such representations and warranties in determining the Investor’s eligibility to acquire Series 1 Common Shares and in perfecting its exemptions from registration and qualification of the Series 1 Common Shares under applicable securities laws. The Investor will immediately contact Clip if any of the foregoing representations and warranties in this Section 3 ceases to be true in all respects.

3. Miscellaneous.

(a)	All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the Investor at the address set forth below the Investor’s signature, and to:

Clip Interactive, LLC

Attn: Michael Lawless, Chief Executive Officer

3100 Carbon Place

Suite 102

Boulder CO 80301

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(b)	This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by Clip and the Investor. This Agreement supersedes all prior or contemporaneous communications, representations, or agreements, verbal or written, among the parties, relating to the subject matter of this Agreement.

(c)	The provisions of this Agreement shall survive the execution hereof.

(d)	The parties to this Agreement hereby expressly acknowledge and agree that time is of the essence for each and every provision of this Agreement.

(e)	Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Investor, Clip and their respective successors and assigns (including subsequent holders of the Series 1 Common Shares); provided that the rights and obligations of an Investor under this Agreement shall not be assignable except in connection with a transfer of Series 1 Common Shares.

(f)	This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one Subscription Agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

4. Governing Law; Exclusive Venue.

This Agreement and all disputes arising out of or relating hereto will be governed by and construed in accordance with the laws of the State of Colorado, without reference to any conflict of laws provisions that would cause the applications of the laws of any other jurisdiction. THE PARTIES AGREE THAT ANY ACTION BROUGHT BY EITHER PARTY UNDER OR IN RELATION TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, WILL BE BROUGHT EXCLUSIVELY IN A STATE OR FEDERAL COURT LOCATED IN DENVER, COLORADO. EACH PARTY IRREVOCABLY AGREES TO AND SUBMITS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN, INCLUDING ANY OBJECTION BASED ON AN ASSERTION OF INCONVENIENCE OF SUCH FORUM OR FORUM NON CONVENIENS.

5. Certification.

The Investor certifies that the Investor has read this entire Agreement and that every statement on the Investor’s part made and set forth herein is true and complete.

The Investor has executed this Agreement to be effective on the date executed and delivered by Clip.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

INVESTOR:

Signature:	_________________________________	(Signature of individual Investor or authorized representative of entity Investor)

Printed Name: Jeffrey Thramann

Aggregate Price of Series 1 Common Shares subscribed for: $4,000,000

Aggregate Number of Series 1 Common Shares subscribed for: 452,523,282[1]

Date Executed: October __, 2020

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RECEIVED AND ACCEPTED:

CLIP INTERACTIVE, LLC

By:/s/ Michael Lawless

Michael Lawless

CEO

Date of Acceptance: October __, 2020

[1] The number of LLC Series 1 Common Shares subscribed for and the price per share have been calculated in order to result in the Investor (upon completion of the Corporate Conversion and the Corporation’s initial public offering) receiving 1,000,000 Auddia Inc. common shares, after giving effect to the reverse stock split factor (452.523282-to-1) contained in the Corporate Conversion plan.

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